Exhibit 99.1

Splunk Inc. Announces Fiscal First Quarter 2013 Financial Results

Revenue grows 80% year-over-year; Customer count surpasses 4,000

SAN FRANCISCO — May 31, 2012 — Splunk Inc. (NASDAQ:SPLK), the leading provider of software for real-time operational intelligence, today announced results for its fiscal first quarter ended April 30, 2012.

“Our first quarter was a strong start to fiscal 2013 and continues the momentum we experienced last year,” said Godfrey Sullivan, chairman and CEO, Splunk. “We added more than 350 new customers and now have over 4,000 customers using Splunk software to achieve operational intelligence from their machine-generated data.”

First Quarter 2013 Financial Highlights

•                  Total revenue was $37.2 million, up 80% year-over-year.

•                  License revenue was $24.4 million, up 68% year-over-year.

•                  GAAP operating loss was $6.2 million; GAAP operating margin was negative 16.6%.  Non-GAAP operating loss was $3.5 million; non-GAAP operating margin was negative 9.5%.

•                  GAAP net loss was $20.5 million and included $2.7 million in non-cash, stock-based compensation expenses, and a $14.1 million non-cash, non-recurring warrant-related charge.  Non-GAAP net loss was $3.7 million.

•                  GAAP loss per share was $0.71 based on a 28.7 million weighted-average share count.  Non-GAAP loss per share was $0.04 on a 94.6 million share count.

•                  Operating cash flow was $11.6 million with free cash flow of $9.7 million.

•                  Cash and cash equivalents totaled $266.1 million as of April 30, 2012 and reflects net cash proceeds of $226.5 million from the company’s initial public offering of common stock.

A reconciliation of GAAP to non-GAAP results is provided in the accompanying table.

First Quarter 2013 and Recent Business Highlights

Customers

•                  New paid license, expansion, and upgrade customers include:  CenturyLink, Daiwa Securities, Evernote, NASA, McKesson Health Solutions, Scottish Parliament, Stanford University, Tesco, and U.S. Department of Health and Human Services.

•                  Hosted more than 1,500 customers and partners at 15 SplunkLive! events in Australia, Germany, Hong Kong, Singapore, Spain, Switzerland and the U.S., where attendees learned from existing customers how to leverage their machine data across IT and business use cases.

Product

•                  Granted a second U.S. patent for innovative Time-Series Search Engine Technology.

•                  Introduced Splunk App for Enterprise Security 2.0, a major enhancement to our next-generation security solution for monitoring known threats, support for forensic investigations, big data analytics to help identify advanced persistent threats, and dashboards for security posture and investigation workflows.

•                  Introduced Splunk Storm™ (beta), a service running in the public cloud that provides developers and other customers with an elastic, multi-tenant, scalable, pay-per-use version of Splunk software.

•                  Introduced Splunk App for VMware (beta), which collects and analyzes data from the virtualization layer to enable true end-to-end visibility in virtualized environments.

Developers

•                  Introduced two software development kits (SDKs) for Python and JavaScript, in beta and preview testing stages respectively.  The Splunk SDKs make it easier for customers to integrate Splunk with other applications and systems and build custom visualizations of Splunk data.

Awards

•                  The San Francisco Business Times named Splunk one of the “Best Places to Work” in 2012 for a 5th consecutive year.

•                  SC Magazine recognized Splunk with its award for “Best Enterprise Security Solution — EMEA.”

•                  Splunk customer Crossroads HK was honored with a ComputerWorld Laureate’s award for their use of Splunk software in organizing volunteer resources in Asia Pacific.

Key Management Appointments

•                  Guido Schroeder, formerly an executive with SAP, joined Splunk as senior vice president of products.

•                  James Murray, formerly an executive with Autonomy, joined Splunk as vice president and general manager of EMEA.

Financial Outlook

As of May 31, 2012, the company is providing the following guidance for its fiscal second quarter 2013 ending July 31, 2012:

•                  Total revenue is expected to be between $38 million and $40 million.

•                  Non-GAAP operating margin is expected to be between negative 8% and negative 9%.

As of May 31, 2012, the company is providing the following guidance for its fiscal year ending January 31, 2013:

•                  Total revenue is expected to be between $174 million and $177 million.

•                  Non-GAAP operating margin is expected to be between negative 4% and negative 5%.

All forward-looking non-GAAP measures contained in this section “Financial Outlook” exclude estimates for stock-based compensation expenses. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis.

Conference Call and Webcast

Splunk’s executive management team will host a conference call today beginning at 2:00 p.m. PT (5:00 p.m. ET) to discuss the company’s financial results and business highlights.  Interested parties may access the call by dialing (866) 501-1535.  International parties may access the call by dialing (216) 672-5582.  A live audio webcast of the conference call will be available through Splunk’s Investor Relations website at http://investors.splunk.com/.  A replay of the call will be available through June 7, 2012 by dialing (855) 859-2056 and referencing Conference ID# 77937219.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk’s revenue and GAAP and non-GAAP operating margin targets for the company’s fiscal second quarter and fiscal year 2013 in the paragraphs under “Financial Outlook” above, and other statements regarding momentum in the company’s business.  There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including:  Splunk’s limited operating history, particularly as a new public company; risks associated with Splunk’s rapid growth, particularly outside of the U.S.; and general market, political, economic and business conditions.

Additional information on potential factors that could affect Splunk’s financial results is included in the company’s final prospectus for its initial public offering, which is on file with the U.S. Securities and Exchange Commission.  Additional information will also be set forth in Splunk’s quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that the company makes with the Securities and Exchange Commission from time to time.  Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Splunk Inc.

Splunk® Inc. (NASDAQ: SPLK) provides the engine for machine data™. Splunk software collects, indexes and harnesses the massive machine data continuously generated by the websites, applications, servers, networks and mobile devices that power business. Splunk software enables organizations to monitor, search, analyze, visualize and act on massive streams of real-time and historical machine data. More than 4,000 enterprises, universities, government agencies and service providers in over 80 countries use Splunk Enterprise to gain operational intelligence that deepens business understanding, improves service and uptime, reduces cost and mitigates cyber-security risk. To learn more, please visit www.splunk.com/company.

© 2012 Splunk Inc. All rights reserved.  All non-Splunk brand names, product names, or trademarks belong to their respective holders.

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SPLUNK INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	April 30,	April 30,
	2012	2011
Revenues
License	$24,386	$14,546
Maintenance and services	12,805	6,093
Total revenues	37,191	20,639
Cost of revenues
License(1)	129	136
Maintenance and services(1)	4,136	1,868
Total cost of revenues	4,265	2,004
Gross profit	32,926	18,635

Operating expenses
Research and development(1)	8,103	4,338
Sales and marketing(1)	24,166	12,768
General and administrative(1)	6,846	3,292
Total operating expenses	39,115	20,398
Operating loss	(6,189)	(1,763)

Other income (expense), net
Interest income (expense), net	(17)	(10)
Change in fair value of preferred stock warrants	(14,087)	(473)
Total other income (expense), net	(14,104)	(483)
Loss before income taxes	(20,293)	(2,246)
Provision for income taxes	177	—
Net loss	$(20,470)	$(2,246)

Basic and diluted net loss per share	$(0.71)	$(0.12)

Weighted-average shares used in computing basic and diluted net loss per share	28,679	19,185

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$108	$19
Research and development	895	121
Sales and marketing	858	179
General and administrative	811	191
	$2,672	$510

SPLUNK INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	April 30,	January 31,
	2012	2012

ASSETS

Current assets
Cash and cash equivalents	$266,077	$31,599
Accounts receivable, net	23,480	34,495
Prepaid expenses and other current assets	4,353	4,261
Total current assets	293,910	70,355

Restricted cash	514	514
Property and equipment, net	9,700	8,919
Other assets	330	2,435
Total assets	$304,454	$82,223

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$2,558	$1,455
Accrued payroll and compensation	11,685	16,142
Accrued expenses and other liabilities	6,699	7,711
Deferred revenue, current portion	46,676	42,923
Term debt, current portion	—	982
Total current liabilities	67,618	69,213

Deferred revenue, non-current	12,466	9,742
Preferred stock warrant liability	—	2,133
Other liabilities, non-current	424	561
Term debt, non-current	—	1,307
Total non-current liabilities	12,890	13,743
Total liabilities	80,508	82,956

Commitments and contingencies

Convertible preferred stock	—	40,913

Stockholders’ equity (deficit):
Common stock	95	23
Accumulated other comprehensive loss	(17)	(24)
Additional paid-in capital	298,356	12,373
Accumulated deficit	(74,488)	(54,018)
Total stockholders’ equity (deficit)	223,946	(41,646)
Total liabilities and stockholders’ equity (deficit)	$304,454	$82,223

SPLUNK INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended
	April 30,	April 30,
	2012	2011

Cash Flows From Operating Activities
Net loss	$(20,470)	$(2,246)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	931	348
Change in fair value of preferred stock warrants	14,087	473
Stock-based compensation	2,672	510
Changes in operating assets and liabilities
Accounts receivable, net	11,015	(1,406)
Prepaid expenses, other current and non-current assets	12	(1,374)
Accounts payable	1,006	965
Accrued payroll and compensation	(4,457)	(2,244)
Accrued expenses and other liabilities	313	(353)
Deferred revenue	6,477	2,571
Net cash provided by (used in) operating activities	11,586	(2,756)

Cash Flow From Investing Activities
Purchases of property and equipment	(1,877)	(1,228)
Net cash used in investing activities	(1,877)	(1,228)

Cash Flow From Financing Activities
Repayments of financing obligation under sale leaseback	—	(61)
Repayments of term debt	(2,289)	(58)
Proceeds from term debt	—	2,000
Proceeds from intial public offering, net of offering costs	226,512	—
Proceeds from early exercise of employee stock options	—	235
Issuance of common stock from exercise of stock options	546	257
Net cash provided by financing activities	224,769	2,373

Net increase (decrease) in cash and cash equivalents	234,478	(1,611)
Cash and cash equivalents at beginning of period	31,599	19,736
Cash and cash equivalents at end of period	$266,077	$18,125

SPLUNK INC.

Non-GAAP financial measures and reconciliations

To supplement Splunk’s consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP operating loss, non-GAAP net loss, non-GAAP operating margin, and non-GAAP loss per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude stock-based compensation expense and the change in fair value of certain preferred stock warrants previously issued by Splunk.  In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment.  The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.  Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense from its non-GAAP operating loss, non-GAAP net loss, non-GAAP operating margin and non-GAAP loss per share because such expense is non-cash in nature.  Splunk excludes expense attributable to the change in fair value of certain preferred stock warrants from its non-GAAP financial measures because it is a non-recurring, non-cash expense.  Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in Splunk’s business, making strategic acquisitions, and strengthening Splunk’s balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors, and exclude expenses that may have a material impact upon Splunk’s reported financial results.  Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees.  The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures.

The following table reconciles Splunk’s non-GAAP results to Splunk’s GAAP results included in this press release.

SPLUNK INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

		Three Months Ended
		April 30,	April 30,
		2012	2011

Reconciliation of cash provided by (used in) operating activities to free cash flow:
Net cash provided by (used in) operating activities		$11,586	$(2,756)
Less purchases of property and equipment		(1,877)	(1,228)
Free cash flow (Non-GAAP)		$9,709	$(3,984)
Net cash used in investing activities		$(1,877)	$(1,228)
Net cash provided by financing activities		$224,769	$2,373

Operating loss reconciliation:
GAAP operating loss		$(6,189)	$(1,763)
Stock-based compensation expense	A	2,672	510
Non-GAAP operating loss		$(3,517)	$(1,253)

Operating margin reconciliation:
GAAP operating margin		(16.6)%	(8.5)%
Stock-based compensation expense	A	7.1	2.4
Non-GAAP operating margin		(9.5)%	(6.1)%

Net loss reconciliation:
GAAP net loss		$(20,470)	$(2,246)
Stock-based compensation expense	A	2,672	510
Change in fair value of preferred stock warrants	B	14,087	473
Non-GAAP net loss		$(3,711)	$(1,263)

Non-GAAP basic and diluted net loss per share		$(0.04)	$(0.02)

Reconciliation of shares used in computing net loss per share:
Weighted-average shares used in computing basic and diluted GAAP net loss per share		28,679	19,185
Conversion of convertible preferred stock upon initial public offering		52,502	56,730
Securities issued in connection with initial public offering	C	13,402	—
Shares used in computing non-GAAP basic and diluted net loss per share		94,583	75,915

Notes:

(A)	To eliminate stock-based compensation expense.

(B)

To eliminate warrant expense related to the change in the fair value of our outstanding preferred stock warrants. The final remeasurement of the warrants was recorded upon the closing of Splunk’s initial public offering during the three months ended April 30, 2012.

(C)	This amount represents the shares issued in the initial public offering not included in the weighted-average shares used in computing basic and diluted GAAP net loss per share.

Media Contact Information:

Sherry Lowe

Splunk Inc.

415.852.5529

slowe@splunk.com

Investor Contact Information:

Ken Tinsley

Splunk Inc.

415.848.8476

ktinsley@splunk.com